SECURITIES AND EXCHANGE COMMISSION

            Washington D.C. 20549

            FORM 8-KA
            Amendment No. 1
            CURRENT REPORT

            Pursuant to Section 13 or 15(d)
            of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest event reported) :
            April 27, 1996



            SHARED TECHNOLOGIES CELLULAR, INC.



            DELAWARE                1-13732           06-386411
            (State or other      Commission              (I.R.S.
            jurisdiction of    File Number)             Employer
            incorporation)                        Identification
                                                             No.)

            100 Great Meadow Road, Suite 102
            Wethersfield, CT                     06109
            (Address of principal               (Zip Code)
            executive offices)


            Registrant's telephone number, including area code
            (860-258-2500)


            Total number of sequentially numbered paged in this filing, including exhibits hereto:

            Item 2. Acquisition or Disposition of Assets

            On April 27, 1996, Shared Technologies Cellular, Inc ("STC" or the "Company") completed its acquisition of certain assets of Cellular Global Investments of Northern California, Inc., Access Cellular Corp., Summit Assurance Cellular, Inc., Road and Show Cellular Arizona Corp., Road and Show Cellular West, Northstar Cellular Corp. and Craig
            A. Marlar (`
                        `Summit'
                                '). The purchase price was calculated as
            follows:

            Cash                        $1,058,276
            Common Stock (a)               937,500
            Warrants-
            100,000 @ $3.00 (b)             12,500
            100,000 @ $4.00 (b)                  -
            100,000 @ $5.00 (b)                  -
            Subtotal                     2,008,276
            Liabilities Assumed          1,554,387
            Total Purchase Price        $3,562,663

            (a) 300,000 shares of the Company's common stock, $.01 par value were issued. The close bid price of the common stock on April 27, 1996 was $3.125 per share.

            (b) The purchase price included three-year warrants to purchase an aggregate of 300,000 additional shares on the Company's common stock $.01 par value. The warrants are excersizable as follows:
            100,000 shares at $3.00 per share; 100,000 shares at $4.00 per share; and 100,000 shares at $5.00 per share. Based on the April 27, 1996 close bid price of $3.125 per share, $12,500 of the purchase price was allocated to the three-year warrants. This amount represents the excess of the close bid price over the warrant price at April 27, 1996

            The purchase price was allocated as follows:

            Accounts Receivable       $20,000
            Equipment                 169,600
            Goodwill                3,373,063
            Total                   3,562,663

            Goodwill is being amortized over a 20 year period. The purchase of Summit gave the Company the right to sell its services to specific geographical territories controlled by Summit. Management believes that its right to sell its services in those markets has an unlimited life, but has used 20 years to be conservative.

            Item 7. Financial Statements and Exhibits

            (a)Financial statements of business acquired

            Audited balance sheets of Summit Assurance Cellular, Inc and Subsidiaries and Affiliates as of December 31, 1995 and 1994, and the related audited statements of operations and stockholder's earnings (deficit), and cash flows for the years ended December 31, 1995 and 1994, including the noted thereto.

            (b)  Pro Forma financial information

            (i) Pro forma consolidated statements of operations for the year ended December 31, 1995.
            (ii) Pro forma consolidated statements of operations for the three months ended March 31, 1996.

            2

            (c)     Exhibits

                    Exhibit No.  Description                Page No.

                    10.1        Asset Purchase Agreement
                                dated April 27, 1996
                                Incorporated by reference
                                from Exhibit 10.1 of the
                                Company's Form 8-K filed
                                May 9, 1996.

            SUMMIT ASSURANCE CELLULAR INC.
            AND SUBSIDIARIES AND AFFILIATES
            COMBINED FINANCIAL STATEMENTS
            AND
            INDEPENDENT AUDITORS' REPORT
            DECEMBER 31, 1995 AND 1994

            CONTENTS

            Independent Auditors' Report                              1

            Combined Financial Statements
                    Combined Balance Sheets                           2
                    Combined Statements of Operations and
                    Retained Earnings (Deficit)                       3
                    Combined Statements of Cash Flows                 4
                    Notes to Combined Financial Statements         5-12

            INDEPENDENT AUDITORS' REPORT

            To the Board of Directors of
            Summit Assurance Cellular Inc. and
            Subsidiaries and Affiliates

            We have audited the accompanying combined balance sheets of Summit Assurance Cellular Inc. and Subsidiaries and

            Affiliates as of December 31, 1995 and 1994 and the related combined statements of operations and retained earnings (deficit) and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

            In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Summit Assurance Cellular Inc. and Subsidiaries and Affiliates as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

            As discussed in Note 8 to the combined financial statements, substantially all of the assets of the Company were sold in April 1996 for approximately $3,250,000.

            ROTHSTEIN, KASS & COMPANY, P.C.

            Roseland, New Jersey
            July 3, 1996

            COMBINED BALANCE SHEETS


            December 31          1995                1994
            ASSETS
            Current assets
            Cash                      $2,617             $63,213
            Due from affiliates      587,966             206,351
            Prepaid expenses
            and other current
            assets                    27,454              28,622
            Total current
            assets                   618,037             298,186


                                          4





            Telecommunications
            and office
            equipment, less
            accumulated
            depreciation and
            amortization             227,104             309,144
            Intangible assets,
            less accumulated
            amortization             885,678             476,533
                                  $1,730,819          $1,083,863

             LIABILITIES AND STOCKHOLDERS' EQUITY


            December 31          1995                1994
            Current liabilities
            Notes payable          $174,270              $84,190
            Accounts payable        852,137              493,413
            Accrued expenses
            and other current
            liabilities             275,116                8,073
            Total current
            liabilities           1,301,523              585,676
            Notes payable, less
            current portion         598,434              169,487
            Commitments and
            contingencies
            Stockholders'
            equity
            Common stock              1,100              285,198
            Retained earnings
            (deficit)              (170,238)              43,502
            Total stockholders'
            equity                 (169,138)             328,700
                                 $1,730,819           $1,083,863


            COMBINED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
            (DEFICIT)


            December 31          1995                1994
            Revenues              $3,499,380          $3,277,532
            Cost of revenues       1,997,157           1,806,305
            Gross margin           1,502,223           1,471,227
            Selling, general


                                          5





            and administrative
            expenses               1,815,553           1,427,898
            Income (loss) from      (313,330)
            operations                                    43,329
            Interest expense          47,842               4,025
            Income (loss)
            before income taxes
            (credit)                (361,172)             39,304
            Income taxes
            (credit)                (150,000)             16,000
            Net income (loss)       (211,172)             23,304
            Retained earnings,
            beginning of year         43,502              20,198
            Retained earnings
            of affiliates
            acquired which were
            previously combined      (2,568)
            Retained earnings
            (deficit), end of
            year                  $(170,238)              $43,502


             COMBINED STATEMENTS OF CASH FLOWS

            Years ended          1995                1994
            December 31,
            Cash flows from
            operating
            activities
            Net income (loss)
             Adjustments to
            reconcile net
            income (loss) to
            net cash provided
            by operating
            activities:           $(211,172)            $23,304
            Tax allocation from
            parent                 (150,000)             16,000
            Accretion of
            discount on notes
            payable                  25,310
            Depreciation and
            amortization            177,430             113,791
            Change in assets
            and liabilities:
            Prepaid expenses
            and other current
            assets                    1,168             (23,838)
            Accounts payable        358,724             382,292
            Accrued expenses


                                          6





            and other current
            liabilities             267,043             (1,979)
            Net cash provided
            by operating
            activities              468,503            509,570
            Cash flows from
            investing
            activities
            Purchases of
            equipment              (12,339)           (142,237)
            Payments to former
            shareholders          (180,000)
            Net cash used in
            investing
            activities            (192,339)           (142,237)
            Cash flows from
            financing
            activities
            Advances to
            affiliates            (231,615)           (286,099)
            Payments on notes
            payable               (105,145)            (41,114)
            Issuance of common
            stock                                        1,000
            Net cash used in
            financing
            activities            (336,760)           (326,213)
            Net increase
            (decrease) in cash     (60,596)             41,120
            Cash, beginning of
            year                    63,213              22,093
            Cash, end of year       $2,617             $63,213
            Supplemental
            disclosures of cash
            flow information,
            cash paid during
            the year for
            interest                $-                  $4,025
            Supplemental
            disclosures of non-
            cash investing and
            financing
            activities
            Note payable and
            capital lease
            obligation incurred
            for acquisition of
            equipment              $34,830             $92,758
            Note payable
            incurred for
            acquisition of
            franchise license      $-                 $202,033
            Notes payable
            incurred for the


                                          7





            acquisition
            of net assets and
            goodwill of
            affiliates
            previously combined   $564,032            $-

            NOTES TO COMBINED FINANCIAL STATEMENTS

             1.     Summary of significant accounting policies
            Business and Organization

            Summit Assurance Cellular Inc. ("SAC") together with its subsidiaries and affiliates is a provider of short-term cellular telephone services in certain regions in the United States. SAC and certain of its affiliates are subsidiaries of Summit Assurance,
            Inc.

            Principles of Combination

            The combined financial statements include the accounts of SAC and its affiliates Access Cellular Corporation ("Access"), Cellular Global Investments of Northern California, Inc. ("Global"), Northstar Cellular Corporation ("Northstar"), Road and Show Cellular Arizona Corporation ("Arizona") and Road and Show Cellular West Corporation ("West") (collectively the "Company"). These corporations are under common control and while their statements have been combined, the financial position, results of operations and cash flows presented herein, do not represent those of a single legal entity. All material intercompany accounts and transactions have been eliminated in combination.

            Fair Value of Financial Instruments

            The fair value of the Company's assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107 approximate the carrying amounts presented in the balance sheets.

            Telecommunications and Office Equipment

            Telecommunications and office equipment is stated at cost. The Company records depreciation and amortization on the straight-line method over the estimated useful lives of the assets as follows:

            Telecommunications equipment       3 years
            Office equipment                   5-7 years

            Intangible Assets

            Goodwill represents the excess of cost over the net assets of acquired businesses which is amortized over 20 years from the acquisition date. The Company monitors the profitability of the acquired operations to assess whether any impairment of recorded goodwill has occurred.

            NOTES TO COMBINED FINANCIAL STATEMENTS

            1. Summary of significant accounting policies - continued

            Franchise licensing fees relate to the costs of acquiring a license for short-term cellular telephone rental operations within certain regions of the United States. These costs are amortized over 20 years.

            Income Taxes

            The Company files its federal income tax return on a consolidated basis with its parent. The parent allocates income taxes to its subsidiaries on a pro rata basis. During the years ended December 31, 1995 and 1994, the parent had no income tax liability.

            The Company complies with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes", which requires an asset and liability approach to financial reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce the deferred tax assets to the amount expected to be realized. The adoption of SFAS No. 109 had no material impact on the Company's financial statements since the Company, and its parent, fully reserved the tax benefits flowing from its operating losses.

            Impairment on Long-lived Assets

            In March 1995, Statement of Financial Accounting Standards No. 121 (SFAS No. 121), "Accounting for the Impairment of Long- lived Assets and for Long-lived Assets to be Disposed of" was issued. The Company will adopt SFAS No. 121 in the first quarter of 1996. The impact on the Company's financial position and results of operations is not expected to be material.

            NOTES TO COMBINED FINANCIAL STATEMENTS

             1. Summary of significant accounting policies - continued

            Use of  Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

             2.     Acquisitions

            In January 1995, SAC commenced management of, and subsequently acquired, all of the outstanding capital stock of Arizona and West. The purchase price was $248,598 and $495,434, respectively, comprised of $180,000 of cash and promissory notes aggregating $564,032 (Note 6). These acquisitions were accounted for as purchases and the purchase prices were allocated on the basis of relative fair market values of the net assets acquired and net liabilities assumed, as follows:


                                 Arizona             West
            Cash                   $-                  $67,463
            Prepaid expenses
            and other current
            assets                  1,032               12,701
            Equipment               9,300               36,373
            Intangibles           250,370              409,496
            Accounts payable
            and other current
            liabilities           (12,104)             (30,599)
                                 $248,598             $495,434

            In connection with the acquisition of the aforementioned affiliates, common stock and retained earnings were reduced by $284,098 and $2,568, respectively, in 1995.

            Assets and liabilities and statements of operations for Arizona and West for the year ended December 31, 1994 are included within the combined financial statements. A pro forma financial statement for the year ended December 31, 1994 would not be materially different from the combined presentation and, therefore, not included.

            NOTES TO COMBINED FINANCIAL STATEMENTS

             3.     Due from affiliates

            Amounts due from affiliates are non-interest bearing advances payable on demand.

             4.     Telecommunications and office equipment
            Telecommunications and office equipment consist of the following at December 31, 1995 and 1994:

                                 1995                1994
            Telecommunications
            equipment            $357,776             $335,546
            Office equipment      129,699              104,760
                                  487,475              440,306
            Accumulated
            depreciation  and
            amortization          260,371              131,162
                                 $227,104             $309,144

                    Depreciation  and  amortization  expense  for  the
            years ended December 31, 1995 and 1994 amounted to $129,209 and $98,541, respectively.


             5.     Intangible assets
            Intangible assets consist of the following at December 31, 1995 and 1994:


                                 1995                1994
            Goodwill             $457,366            $-
            Franchise licenses    507,033             507,033
                                  964,399             507,033
            Accumulated
            amortization           78,721              30,500
                                 $885,678            $476,533

            Amortization expense for the years ended December 31, 1995 and 1994 was $48,221 and $15,250, respectively.

            NOTES TO COMBINED FINANCIAL STATEMENTS


             6.     Notes payable

            Notes payable consist of the following at December 31, 1995 and 1994:



                                 1995                1994
            Note payable (face
            amount of $250,000)
            for the acquisition
            of a license, is
            due in monthly
            installments of
            $5,000 through
            April 1999. In
            discounting the
            note to $202,033,
            interest has been
            imputed at 10% per
            annum                $183,543            $202,033
            Notes payable (face
            amounts aggregating
            $118,000) for the
            acquisition of
            Arizona and West
            common stock, is
            due in monthly
            installments
            aggregating $3,278
            through March 1998.
            In discounting the
            notes to $101,532,
            interest has been
            imputed at 10% per
            annum.                 84,558
            Notes payable (face
            amount aggregating
            $518,750) for the
            acquisition of
            Arizona and West
            common stock, is
            due in 60 monthly
            installments of
            $8,479 commencing
            April 1997.
            In discounting the
            note to $327,057,


                                         12





            interest has been
            imputed at 10% per
            annum                  352,467
            Note payable (face
            amount of $150,000)
            for the acquisition
            of West common
            stock, is due in
            monthly
            installments of
            $6,250 through
            March 1997. In
            discounting the
            note to $135,443,
            interest has been
            imputed at 10% per
            annum                  119,951
            Note payable for
            the acquisition of
            telecommunication
            equipment is due in
            monthly
            installments of
            $8,860 including
            interest at 10% per
            annum through June
            1995                                        51,644
            Capital lease
            oligations,
            collateralized by
            related
            telecommunications
            and office
            equipment              32,185
                                  772,704              253,677
            Less current
            portion               174,270               84,190
                                 $598,434             $169,487


            Scheduled aggregate payments on notes payable and capital lease obligations are as follows:

                                                             Capital
                                    Notes                    Lease
                                    Payable                  Obligations
            Year Ending December 31
                    1996               $157,444                 $19,287
                    1997               177,641                  16,072
                    1998               141,301
                    1999                96,676
                    2000                85,158
                                      $658,220                  35,359

            Less amount representing
            interest                                             3,174

            Present value of future
            payments, including current
            portion of $16,826                                 $32,185


                         Telecommunication and office equipment include
            assets acquired under capital leases with a net book value of approximately $29,000 as of December 31, 1995.

            NOTES TO COMBINED FINANCIAL STATEMENTS

             7      Commitments and contingencies

                 In connection with the acquisitions of Arizona and
            West, the Company entered into a two year employment agreement with the former majority shareholder. The agreement expires in March 1997 and provides for annual compensation of $88,800. In addition, the former shareholder may not compete with the Company in certain businesses, as defined, in certain regions of the United States through March 1999.

                 The Company leases office facilities and office
            equipment, which expire in various years through 1998. Future minimum aggregate annual rental payments as of December 31, 1995 are as follows:

               Year Ending December 31
                      1996                              $91,900
                      1997                               57,300
                      1998                               14,000

            Rent expense for the years ended December 31, 1995 and 1994 was approximately $190,000 and $161,000, respectively.

            In March 1996, the Company settled a lawsuit with a cellular carrier. The settlement requires the Company to pay $175,000 on or before May 1, 1996, which amount has been recorded as of December 31, 1994.

            The Company is a defendant in litigation for rent owed on certain premises previously leased by the Company. A settlement offer by the Plaintiff of $15,000 is currently outstanding, which has been recorded as of December 31, 1995.

            The Company is a party to litigation in which it is claimed that the Company received certain priority payments from an affiliated entity. This litigation is in the discovery process. While any litigation contains an element of uncertainty, management is of the opinion that the ultimate resolution of the matter should not have a material adverse effect upon results of operations, cash flows or financial position of the Company.

            In addition to the above matters, the Company is a party to various legal actions, the outcome of which, in the opinion of management, will not have a material adverse effect on results of operations, cash flows or financial position of the Company.



            NOTES TO COMBINED FINANCIAL STATEMENTS


             8.     Subsequent event

            In April 1996, the Company sold substantially all of its assets less liabilities assumed of approximately $1,450,000, for approximately $1,800,000.


            Shared Technologies Cellular, Inc.
            Pro Forma Statement of Operations
            For The  Year Ended December 31, 1995
            (Unaudited)



                        Shared       Summit      Pro Forma  Total
                        Technologie  Assurance,  Adjustmen
                        s Cellular,  Inc and     ts
                        Inc          Affiliates
            Revenues    $13,613,161  $3,499,380             $17,112,541
            Cost of
            revenues      8,587,272   1,997,157              10,584,429
            Gross
            Margin        5,025,889   1,502,223               6,528,112
            Selling,
            general
            and
            administra
            tive
            expenses    8,015,184    1,815,553   179,775A    10,010,512
            Loss from
            operations  (2,989,295)   (313,330)  (179,775)  (3,482,400)
            Interest
            expense         136,395     47,842      6,000B     190,237
            Net loss


                                         15





            before
            income tax  (3,125,690)   (361,172)  (185,775)  (3,672,637)
            Income
            taxes           47,924    (150,000)   150,000       47,924
            Net loss    (3,173,614)   (211,172)  (335,775)  (3,720,561)
            Net loss
            per common
            share           $(1.15)                             $(1.22)
            Weighted
            average
            number of
            shares
            outstandin
            g             2,748,288               300,000     3,048,288


            A To record goodwill amortization for the acquisition
            B To record interest for the entire year on the liabilities assumed from Summit




            Shared Technologies Cellular, Inc.
            Pro Forma Statement of Operations
            For The Three Months Ended March 31, 1996
             (Unaudited)


                        Shared       Summit      Pro Forma   Total
                        Technologie  Assurance,  Adjustment
                        s Cellular,  Inc and     s
                        Inc          Affiliates  (A)
            Revenues     $4,305,952
                                     $874,845                $5,180,797
            Cost of
            revenues      2,776,379
                                       499,289                3,275,668
            Gross         1,529,573
            Margin                     375,556                1,905,129
            Selling,
            general
            and
            administra
            tive
            expenses    3,116,529      453,888     44,944A    3,615,361
            Loss from   (1,586,956)    (78,333)   (44,944)   (1,710,232
            operations                                       )
            Interest
            expense         60,771      13,375                   74,146


                                         16





            Net loss
            before
            income tax  (1,647,727)    (91,708)   (44,944)   (1,784,378
                                                             )
            Income
            taxes                      (40,000)    40,000
            Net loss    (1,647,727)   $(51,708)  $(84,944)   (1,784,378
                                                             )
            Net loss
            per common
            share       $(0.52)                              $(0.52)
            Weighted
            average
            number of
            shares
            outstandin
            g             3,151,952               300,000    3,451,952


             A To record goodwill amortization from the acquisition

            Shared Technologies Cellular, Inc
            Pro Forma Balance Sheet
            As of March 31, 1996





                        Shared       Summit      Pro Forma   Total
                        Technologi   Assurance   Adjustment
                        es           Cellular,   s
                        Cellular,    Inc.
                        Inc.
            ASSETS

            Cash           341,467        2,617     (2,617)     341,467
            Accounts
            Receivable
            , net        1,571,583      587,966  (587,966)    1,591,583
                                                   20,000
            Inventorie
            s               89,304                               89,304
            Note
            receivable      71,126                               71,126
            Prepaid
            expenses
            and other
            current
            assets         725,120       27,454    (27,454)     725,120


                                         17





            Total
            current
            assets       2,798,600      618,037   (598,037)   2,818,600
            Equipment,
            net of
            accumulate
            d
            depreciati  2,290,455       227,104   (227,104)   2,460,055
            on                                     169,600
            Other
            assets:
            Intangible
            assets,      6,466,824      885,678   (885,678)   9,839,887
            net                                  3,373,063
            Deposits       208,130                              208,130
            Note
            receivable
            , net of
            current
            portion
                           112,417                              112,417
            Total
            other
            assets       6,787,371     885,678   2,487,385   10,160,434
            Total
            assets      11,876,426   1,730,819   1,831,844   15,439,089
            LIABILITIE
            S
            Notes
            payable        400,000     174,270   1,209,041    1,783,311
            Accounts
            payable
            and other
            current
            liabilitie  5,406,969    1,127,253    (366,112)   6,168,110
            s
            Due to
            parent      1,010,300                             1,010,300
            Total
            current
            liabilitie  6,817,269    1,301,523     842,929    8,961,721
            s
            Note
            payable,
            less
            current
            portion     1,600,000      598,434    (130,223)   2,068,211
            STOCKHOLDE
            RS' EQUITY
            Series B
            preferred
            stock           3,000                                 3,000
            Common         31,520        1,100      (1,100)      34,520
            stock                                    3,000


                                         18





            Common
            stock
            subscripti
            ons             5,000                                 5,000
            Additional
            paid in
            capital      9,176,955                 947,000   10,123,955
            Accumulate
            d deficit   (5,752,318    (170,238)    170,238   (5,752,318
                        )                                    )
            Note
            receivable
            arising
            from stock
            purchase
            agreement      (5,000)                           (5,000)
            Total
            stockholde
            rs' equity   3,459,157    (169,138)  1,119,138    4,409,157
            Total
            liabilitie
            s and
            stockholde
            rs' equity  11,876,426   1,730,819   1,831,844   15,439,089


            (a) - To adjust Summit's assets and liabilities based on thier fair market values and any excess has been treated as goodwill.

                                    SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Shared Technologies Cellular, Inc.




                             By: /s/ Vincent DiVincenzo
                                     Vincent DiVincenzo
                                     Chief Financial Officer




            Date: March 14, 1997